EXHIBIT A-1

FORM OF CLASS A CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

DBALT Series 2007-1, Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1]	Aggregate Certificate Principal Balance of the Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates as of the Issue Date: $___________
Pass-Through Rate: Floating	Denomination: $__________
Date of Pooling and Servicing Agreement and Cut-Off Date: June 1, 2007	Master Servicer: Wells Fargo Bank, N.A.
First Distribution Date: July 25, 2007	Trustee: HSBC Bank USA, National Association
No. __	Issue Date: June 29, 2007
CUSIP: ________________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST , SERIES 2007-1
MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a fractional undivided interest in the distributions allocable to the Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates with respect to a trust fund generally consisting of a pool of conventional, fixed- and adjustable-rate, negative amortization first lien residential mortgage loans (the “Mortgage Loans”) secured by one- to four- family residences, units in planned unit developments and individual condominium units (the “Trust Fund”) sold by ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in certain assets of the Trust Fund generally consisting of the Mortgage Loans and related assets sold by ACE Securities Corp. (the “Depositor”).  This Certificate is primarily backed by the Mortgage Loans sold by DB Structured Products, Inc. to the Depositor.  Wells Fargo Bank, N.A. will act as master servicer of the Mortgage Loans (the “Master Servicer”, which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”), among the Depositor, Wells Fargo Bank, N.A., as Master Servicer and securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day prior to the related Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

[[The Pass-Through Rate with respect to Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates for each Distribution Date through and including the Optional Termination Date will be the lesser of (i) One-Month LIBOR plus the applicable margin set forth in the Agreement for such Class and (ii) the related Net WAC Pass-Through Rate; provided, however, that the margins applicable to each of the Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates will increase by 100% on the Distribution Date following the first possible Optional Termination Date with respect to the Loans.]]

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificate of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.  The Certificates, in the aggregate, evidence the entire beneficial ownership in the Trust Fund formed pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans and payments received pursuant to the Floor Agreement [, the Class I-A-1B Swap Agreement][, the Class A-2A Swap Agreement] and the Certificate Swap Agreement, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Protected Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% Percentage Interests of all Certificates (with the consent of the Certificate Floor Provider only with respect to matters affecting the Certificate Floor Agreement, with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement and with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or the Securities Administrator nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement of all of the Loans and all property acquired in respect of such Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates relating to the applicable Loan; however, such right to purchase is subject to the aggregate Scheduled Principal Balance of the Loans and the fair market value of each related REO Property remaining in the Trust Fund at the time of purchase, being less than or equal to 10% of the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and the amount on deposit into the Pre-Funding Account on the Closing Date.

The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties		________________ (State)
JT TEN -	as joint tenants with right if survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto  ________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________________
_____________________________________________________________________________.

Dated:

_________________________________________
Signature by or on behalf of assignor

______________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ for the account of ______________________________________________________________, account number ____________________, or, if mailed by check, to _______________________ _____________________________________________________________________________. Applicable statements should be mailed to _______________________________________ _____________________________________________________________________________. This information is provided by __________________________________________________, the assignee named above, or _______________________________________, as its agent.

EXHIBIT A-2

FORM OF CLASS M CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Private Only] [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH THE TRANSFEREE MAKES OR IS DEEMED TO MAKE CERTAIN REPRESENTATIONS AND UNDERTAKINGS SET FORTH IN THE AGREEMENT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.]

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES[,/ AND] THE CLASS M-1 CERTIFICATES[,/ AND] THE CLASS M-2 CERTIFICATES[,/ AND] THE CLASS M-3 CERTIFICATES [,/ AND] THE CLASS M-4 CERTIFICATES[,/ AND] THE CLASS M-5 CERTIFICATES[,/ AND] THE CLASS M-6 CERTIFICATES[,/ AND] THE CLASS M-7 CERTIFICATES[,/ AND] THE CLASS M-8 CERTIFICATES  [,/AND] THE CLASS M-9 CERTIFICATES [,/ AND] THE CLASS M-10 CERTIFICATES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[Private Only] [THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUST ADMINISTRATOR OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.]

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

[Private Only] [ANY HOLDER OF THIS CLASS CERTIFICATE DESIRING TO EFFECT A TRANSFER OF SUCH CLASS CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN WILL, BY ACCEPTANCE THEREOF, BE DEEMED TO HAVE AGREED TO INDEMNIFY THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICERS AND THE TRUSTEE AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER IS NOT EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR IS NOT MADE IN ACCORDANCE WITH SUCH APPLICABLE FEDERAL AND STATE LAWS AND THE AGREEMENT.  NONE OF THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICERS, THE INITIAL PURCHASER, THE TRUSTEE OR ANY OF THEIR AFFILIATES WILL BE REQUIRED TO REGISTER SUCH CLASS CERTIFICATES UNDER THE SECURITIES ACT, QUALIFY THIS CLASS CERTIFICATES UNDER THE SECURITIES LAWS OF ANY STATE, OR PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.  TRANSFERS OF THIS CLASS CERTIFICATES ARE SUBJECT TO THE ADDITIONAL RESTRICTIONS SET FORTH UNDER SECTION 5.3(e) IN THE AGREEMENT REFERRED TO HEREIN.]

DBALT Series 2007-1, Class M-[1][2][3][4][5][6][7][8][9][10][11]	Aggregate Certificate Principal Balance of the Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates as of the Issue Date: $______________
Pass-Through Rate: Floating	Denomination: $______________
Date of Pooling and Servicing Agreement and Cut-Off Date: June 1, 2007	Master Servicer: Wells Fargo Bank, N.A.
First Distribution Date: July 25, 2007	Trustee: HSBC Bank USA, National Association
No. ___	Issue Date: June 29, 2007
CUSIP: _________________

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST , SERIES 2007-1
MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a fractional undivided interest in the distributions allocable to the Class M Certificates with respect to a trust fund generally consisting of a pool of conventional, fixed- and adjustable-rate, negative amortization first lien residential mortgage loans (the “Mortgage Loans”) secured by one- to four- family residences, units in planned unit developments and individual condominium units (the “Trust Fund”) sold by ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in certain assets of the Trust Fund generally consisting of the Mortgage Loans and related assets sold by ACE Securities Corp. (the “Depositor”). This Certificate is primarily backed by the Loans sold by DB Structured Products, Inc. to the Depositor. Wells Fargo Bank, N.A. will act as master servicer of the Mortgage Loans (the “Master Servicer”, which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”), among the Depositor, Wells Fargo Bank, N.A., as Master Servicer and securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day prior to the related Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

The Pass-Through Rate on the Class M-[1][2][3][4][5][6][7][8][9][10][11]  Certificates for each Distribution Date through and including the Optional Termination Date will be the lesser of (i) One-Month LIBOR plus the applicable margin set forth in the Agreement for such Class and (ii) the related Net WAC Pass-Through Rate; provided, however, that the margins applicable to each of the Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates will increase by 50% on the Distribution Date following the first possible Optional Termination Date with respect to the Loans.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificate of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.  The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans and payments received pursuant to the Floor Agreement and the Certificate Swap Agreement, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Protected Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% Percentage Interests of all Certificates (with the consent of the Certificate Floor Provider only with respect to matters affecting the Certificate Floor Agreement, with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement and with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or the Securities Administrator nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement of all of the Loans and all property acquired in respect of such Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates relating to the applicable Loan; however, such right to purchase is subject to the aggregate Scheduled Principal Balance of the Loans and the fair market value of each related REO Property remaining in the Trust Fund at the time of purchase, being less than or equal to 10% of the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and the amount on deposit into the Pre-Funding Account on the Closing Date.

The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties		________________ (State)
JT TEN -	as joint tenants with right if survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto  ________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to _____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ______________________________________________________________
_____________________________________________________________________________.

Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ for the account of ______________________________________________________________, account number ____________________, or, if mailed by check, to _______________________ _____________________________________________________________________________. Applicable statements should be mailed to _______________________________________ _____________________________________________________________________________. This information is provided by __________________________________________________, the assignee named above, or _______________________________________, as its agent.

EXHIBIT A-3

FORM OF CLASS CE CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES AND THE MEZZANINE CERTIFICATES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND (1) OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF AND IN COMPLIANCE WITH REGULATION S UNDER THE ACT (“REGULATION S”), OR (2) WITHIN THE UNITED STATES TO (A) “QUALIFIED INSTITUTIONAL BUYERS” WITHIN THE MEANING OF AND IN COMPLIANCE WITH RULE 144A UNDER THE ACT (“RULE 144A”) OR (B) TO INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF “REGULATION D” UNDER THE ACT.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

DBALT Series 2007-1, Class CE	Aggregate Certificate Principal Balance of the Class CE Certificates as of the Issue Date: $[_____]
Pass-Through Rate: N/A	Denomination: $______________
Cut-off Date and date of Pooling and Servicing Agreement: June 1, 2007	Master Servicer: Wells Fargo Bank, N.A.
First Distribution Date: July 25, 2007	Trustee: HSBC Bank USA, National Association
No. __	Issue Date: June 29, 2007
CUSIP: _____________

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST , SERIES 2007-1
MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a fractional undivided interest in the distributions allocable to the Class CE  Certificates with respect to a trust fund generally consisting of a pool of conventional, fixed- and adjustable-rate, negative amortization first lien residential mortgage loans (the “Mortgage Loans”) secured by one- to four- family residences, units in planned unit developments and individual condominium units (the “Trust Fund”) sold by ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Deutsche Bank Securities Inc. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in certain assets of the Trust Fund generally consisting of the Mortgage Loans and related assets sold by ACE Securities Corp. (the “Depositor”).  The Mortgage Loans were sold by DB Structured Products, Inc. to the Depositor.  Wells Fargo Bank, N.A. will act as master servicer of the Mortgage Loans (the “Master Servicer”, which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”), among the Depositor, Wells Fargo Bank, N.A., as Master Servicer and securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificate of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.  The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Protected Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% Percentage Interests of all Certificates (with the consent of the Certificate Floor Provider only with respect to matters affecting the Certificate Floor Agreement, with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement and with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act, and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event of any such transfer in reliance upon an exemption from the 1933 Act and such state securities laws, in order to assure compliance with the 1933 Act and such state securities laws, the Certificateholder desiring to effect such Transfer and such Certificateholder’s prospective Transferee shall each certify to the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit D (the “Transferor Certificate”) and (x) deliver a letter in substantially the form of either Exhibit E (the “Investment Letter”) or Exhibit F (the “Rule 144A Letter”) or (y) there shall be delivered to the Depositor and the Securities Administrator an Opinion of Counsel acceptable to and in form reasonably satisfactory to the Depositor and the Securities Administrator that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee.  None of the Depositor, the Trustee or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or the Securities Administrator nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement of (A) all of the Loans and all property acquired in respect of such Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates relating to the applicable Loan; however, such right to purchase is subject to the aggregate Scheduled Principal Balance of the Loans and the fair market value of each related REO Property remaining in the Trust Fund at the time of purchase, being less than or equal to 10% of the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and the amount on deposit into the Pre-Funding Account on the Closing Date.

The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties		________________ (State)
JT TEN -	as joint tenants with right if survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto  ________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to _____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ______________________________________________________________
_____________________________________________________________________________.

Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ for the account of ______________________________________________________________, account number ____________________, or, if mailed by check, to _______________________ _____________________________________________________________________________. Applicable statements should be mailed to _______________________________________ _____________________________________________________________________________. This information is provided by __________________________________________________, the assignee named above, or _______________________________________, as its agent.

EXHIBIT A-4

FORM OF CLASS P CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY  IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND (1) OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF AND IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), OR (2) WITHIN THE UNITED STATES TO (A) “QUALIFIED INSTITUTIONAL BUYERS” WITHIN THE MEANING OF AND IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) OR (B) TO INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF “REGULATION D” UNDER THE SECURITIES ACT.

THIS CERTIFICATE IS A PRINCIPAL ONLY CERTIFICATE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF INTEREST.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

 NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

DBALT Series 2007-1, Class P	Aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date: $100.00
Cut-Off Date and date of Pooling and Servicing Agreement: June 1, 2007	Denomination: $100.00
First Distribution Date: July 25, 2007	Master Servicer: Wells Fargo Bank, N.A.
No. __	Trustee: HSBC Bank USA, National Association
Issue Date: June 29, 2007
CUSIP: _____________

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST , SERIES 2007-1
MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a fractional undivided interest in the distributions allocable to the Class P Certificates with respect to a trust fund generally consisting of a pool of conventional, fixed- and adjustable-rate, negative amortization first lien residential mortgage loans (the “Mortgage Loans”) secured by one- to four- family residences, units in planned unit developments and individual condominium units (the “Trust Fund”) sold by ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Deutsche Bank Securities Inc. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in certain assets of the Trust Fund generally consisting of the Mortgage Loans and related assets sold by ACE Securities Corp. (the “Depositor”).  The Mortgage Loans were sold by DB Structured Products, Inc. to the Depositor.  Wells Fargo Bank, N.A. will act as master servicer of the Mortgage Loans (the “Master Servicer”, which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”), among the Depositor, Wells Fargo Bank, N.A., as Master Servicer and securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificate of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.  The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets of the Trust Fund, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Protected Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% Percentage Interests of all Certificates (with the consent of the Certificate Floor Provider only with respect to matters affecting the Certificate Floor Agreement, with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement and with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act, and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event of any such transfer in reliance upon an exemption from the 1933 Act and such state securities laws, in order to assure compliance with the 1933 Act and such state securities laws, the Certificateholder desiring to effect such Transfer and such Certificateholder’s prospective Transferee shall each certify to the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit D (the “Transferor Certificate”) and (x) deliver a letter in substantially the form of either Exhibit E (the “Investment Letter”) or Exhibit F (the “Rule 144A Letter”) or (y) there shall be delivered to the Depositor and the Securities Administrator an Opinion of Counsel acceptable to and in form reasonably satisfactory to the Depositor and the Securities Administrator that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee.  None of the Depositor, the Trustee or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement of all of the Loans and all property acquired in respect of such Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates relating to the applicable Loan; however, such right to purchase is subject to the aggregate Scheduled Principal Balance of the Loans, as applicable, and the fair market value of each related REO Property remaining in the Trust Fund at the time of purchase, being less than or equal to 10% of the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and the amount on deposit into the Pre-Funding Account on the Closing Date.

The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties		________________ (State)
JT TEN -	as joint tenants with right if survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)  unto  ________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ______________________________________________________________
_____________________________________________________________________________.

Dated:

____________________________________
Signature by or on behalf of assignor

____________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ for the account of ______________________________________________________________, account number ____________________, or, if mailed by check, to _______________________ _____________________________________________________________________________. Applicable statements should be mailed to _______________________________________ _____________________________________________________________________________. This information is provided by __________________________________________________, the assignee named above, or _______________________________________, as its agent.

EXHIBIT A-5

FORM OF CLASS R CERTIFICATES

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE SOLE “RESIDUAL INTEREST” IN EACH “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE SECURITIES ADMINISTRATOR THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

DBALT Series 2007-1, Class R	Aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date: $0
Denomination: $0
Pass-Through Rate: N/A	Aggregate Percentage Interest of the Class R Certificates as of the Issue Date: 100.00%

Date of Pooling and Servicing Agreement and Cut-Off Date: June 1, 2007	Master Servicer: Wells Fargo Bank, N.A.
First Distribution Date: July 25, 2007	Trustee: HSBC Bank USA, National Association
No. __	Issue Date: June 29, 2007
CUSIP: _____________

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST , SERIES 2007-1
MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a fractional undivided interest in the distributions allocable to the Class R  Certificates with respect to a trust fund generally consisting of a pool of conventional one- to four-family fixed- and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by one- to four- family residences, units in planned unit developments and individual condominium units (the “Trust Fund”) sold by ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Deutsche Bank Securities Inc. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in certain assets of the Trust Fund generally consisting of the Mortgage Loans and related assets sold by ACE Securities Corp. (the “Depositor”).  The Mortgage Loans were sold by DB Structured Products, Inc. to the Depositor.  Wells Fargo Bank, N.A. will act as master servicer of the Mortgage Loans (the “Master Servicer”, which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”), among the Depositor, Wells Fargo Bank, N.A., as Master Servicer and securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificate of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.  The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and payments received pursuant to the Cap Agreement, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Protected Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% Percentage Interests of all Certificates (with the consent of the Certificate Floor Provider only with respect to matters affecting the Certificate Floor Agreement, with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement and with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Securities Administrator of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.3(e) of the Agreement.

Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Securities Administrator (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as representing the beneficial ownership of the residual interests in each REMIC, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an “excess inclusion,” as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.3(e) of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any portion of the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon any REMIC.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or the Securities Administrator nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement of (A) all of the Loans and all property acquired in respect of such Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates relating to the applicable Loan; however, such right to purchase is subject to the aggregate Scheduled Principal Balance of the Loans, as applicable, and the fair market value of each related REO Property remaining in the Trust Fund at the time of purchase, being less than or equal to 10% of the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and the amount on deposit into the Pre-Funding Account on the Closing Date.

The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties		________________ (State)
JT TEN -	as joint tenants with right if survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto  ________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to _____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ______________________________________________________________
_____________________________________________________________________________.

Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ for the account of ______________________________________________________________, account number ____________________, or, if mailed by check, to _______________________ _____________________________________________________________________________. Applicable statements should be mailed to _______________________________________ _____________________________________________________________________________. This information is provided by __________________________________________________, the assignee named above, or _______________________________________, as its agent.

EXHIBIT B

[Reserved]

EXHIBIT C

FORM OF TRANSFER AFFIDAVIT

Affidavit pursuant to Section 860E(e)(4) of the Internal Revenue Code of 1986, as amended, and for other purposes

STATE OF

)

)ss:

COUNTY OF

)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.

That he/she is [Title of Officer] of [Name of Investor] (the “Investor”), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____] [the United States], on behalf of which he makes this affidavit.

2.

That (i) the Investor is not a “disqualified organization” as defined in Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), and will not be a disqualified organization as of [Closing Date] [date of purchase]; (ii) it is not acquiring the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Certificates, Class R Certificates (the “Residual Certificates”) for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by ACE Securities Corp. (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Residual Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Residual Certificates unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

3.

[Either (i) the Investor is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) in the case of a Certificate which is the subject of an ERISA-Qualifying Underwriting, if the investor is an insurance company, the Investor is an insurance company that is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) the investor has provided the Trust Administrator with a satisfactory Opinion of Counsel as required in the Agreement to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Transferor, the Depositor, the Master Servicer or the Trust Administrator to any obligation in addition to those undertaken in the Agreement.]

4.

That the Investor is one of the following: (i) a citizen or resident of the United States, (ii) a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are United States Persons, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust other than a “foreign trust,” as defined in Section 7701 (a)(31) of the Code.

5.

That the Investor’s taxpayer identification number is ______________________.

6.

That no purpose of the acquisition of the Residual Certificates is to avoid or impede the  assessment or collection of tax.

7.

That the Investor understands that, as the holder of the Residual Certificates, the Investor may incur tax liabilities in excess of any cash flows generated by such Residual Certificates.

8.

That the Investor intends to pay taxes associated with holding the Residual Certificates as they become due.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day  of  _________, 20__.

[NAME OF INVESTOR]

By:

______________________________

[Name of Officer]

[Title of Officer]

[Address of Investor for receipt of distributions]

Address of Investor for receipt of tax information:

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

EXHIBIT D

FORM OF TRANSFEROR CERTIFICATE

______________,200___

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attention:

Deutsche Alt-A Securities

Mortgage Loan Trust, Series 2007-1

Re:

Deutsche Alt-A Securities Mortgage Loan Trust,

Series 2007-1, Class [CE][P][R] Mortgage Pass-Through Certificates

Ladies and Gentlemen:

In connection with the transfer by ______________________ (the “Transferor”) to ___________________ (the “Transferee”) of the captioned mortgage pass-through certificates (the “Certificates”), the Transferor hereby certifies as follows:

Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the “1933 Act”), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of June 1, 2007, among ACE Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee, and Clayton Fixed Income Services Inc., as credit risk manager (the  “Pooling and Servicing Agreement”), pursuant to which Pooling and Servicing Agreement the Certificates were issued.

Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

Very truly yours, (Seller)

By: ______________________________ Name: ______________________________ Title: ______________________________

EXHIBIT E

FORM OF INVESTMENT LETTER (NON-RULE 144A)

[Date]

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attention:

Deutsche Alt-A Securities

Mortgage Loan Trust, Series 2007-1

Re:	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Certificates, Class CE and Class P Certificates

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (e) below), (d) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (e) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

_____________________________________
Print Name of Transferor

By:__________________________________
Authorized Officer

EXHIBIT F

FORM OF RULE 144A INVESTMENT LETTER

[Date]

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 53479

Attention:

Deutsche Alt-A Securities

Mortgage Loan Trust, Series 2007-1

Re:	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Certificates, Class CE and Class P Certificates

Ladies and Gentlemen:

In connection with the purchase from ______________________________ (the “Transferor”) on the date hereof of the captioned trust certificates (the “Certificates”), (the “Transferee”) hereby certifies as follows:

The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “1933 Act”) and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

In addition, the Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Securities Administrator and the Master Servicer that the Transferee will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in paragraph 3 above.

All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of June 1, 2007, among ACE Securities Corp. as Depositor, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee, and Clayton Fixed Income Services Inc., as credit risk manager, and pursuant to which the Certificates were issued.

[TRANSFEREE]

By:
Name:
Title:

ANNEX 1 TO EXHIBIT F

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage backed pass-through certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the “Transferee”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $________________1 in securities (except for the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___

Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

___

Bank. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor  The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

5.

The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___	___	Will the Transferee be purchasing the Certificates
Yes	No	only for the Transferee’s own account?

6.

If the answer to the foregoing question is “no”, the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7.

The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

Print Name of Transferee

By:
Name:
Title:

1

Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

ANNEX 2 TO EXHIBIT F

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage backed pass-through certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the “Adviser”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used.

___

The Transferee owned $________________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Transferee is part of a Family of Investment Companies which owned in the aggregate $_______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee’s own account.

6.

The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

Print Name of Transferee

By:
Name:
Title:

IF AN ADVISER:
Print Name of Transferee

EXHIBIT G

[Reserved]

EXHIBIT H

FORM OF ADDITION NOTICE

_______, 2007

HSBC Bank USA, National Association 452 Fifth Avenue New York, NY 10018

Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, MD 21045 Attn: Deutsche Alt-A Securities 2007-1

Standard & Poor’s Ratings Services 55 Water Street, 41st Floor New York, NY 10041-0003

Moody’s Investors Service 99 Church Street, 4th Floor New York, NY 10004

MBIA Insurance Corporation 113 King Street Armonk, NY 10504 Attn: Insured Portfolio Management – Structured Finance (DBALT 2007-1)

Re:

Deutsche Alt-A Securities Mortgage Loan Trust , Series 2007-1

Ladies and Gentlemen:

Reference is made to the above-referenced transaction.  Please be advised that we intend to sell mortgage loans (the “Subsequent Mortgage Loans”) to the Deutsche Alt-A Securities Mortgage Loan Trust , Series 2007-1 (the “Trust Fund”) on  [        ], 2007.  The Trust Fund will purchase the Subsequent Mortgage Loans with a portion of the amounts on deposit in the Prefunding Account.

Capitalized terms used herein have the meaning set forth in the Pooling and Servicing Agreement among ACE Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator and HSBC Bank USA, National Association, as trustee, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”).

Very truly yours,

ACE SECURITIES CORP.

as Depositor

By:________________________

Name:

Title:

By:________________________

Name:

Title:

EXHIBIT I

FORM OF SUBSEQUENT TRANSFER INSTRUMENT

Pursuant to this Subsequent Transfer Instrument, dated ________, 2007 (the “Instrument”), between ACE Securities Corp. as seller (the “Depositor”), and HSBC Bank USA, National Association as trustee of the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates, as purchaser (the “Trustee”), and pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among the Depositor, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and the Trustee, the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee in trust, on behalf of the Trust Fund, of the Loans listed on the attached Schedule of Subsequent Loans (the “Subsequent Loans”).

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Section 1.

Conveyance of Subsequent Loans.

(a)

The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee in trust, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Loans, and including all amounts due on the Subsequent Loans after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Loans to be delivered pursuant to Section 2.1 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts due on the Subsequent Loans on or prior to the related Subsequent Cut-Off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item set forth in Section 2.1 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Loans identified on the Loan Schedule shall be absolute and is intended by the Depositor, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

(b)

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders and the Group I Senior Certificate Insurer all the right, title and interest of the Depositor, in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated the date hereof, between the Depositor as purchaser and the Mortgage Loan Seller as seller, to the extent of the Subsequent Loans.

Section 2.

Representations and Warranties; Conditions Precedent.

(a)

The Depositor hereby confirms that each of the conditions and the representations and warranties set forth in Section 2.6 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

(b)

All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

Section 3.

Recordation of Instrument.

To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the Certificateholders’ expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

Section 4.

Governing Law.

This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law).

Section 5.

Counterparts.

This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

Section 6.

Successors and Assigns.

This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.

ACE SECURITIES CORP.

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates

By:
Name:
Title:

Attachment

Schedule of Subsequent Mortgage Loans.

EXHIBIT J

MORTGAGE LOAN PURCHASE AGREEMENT BETWEEN THE DEPOSITOR AND THE SELLER

[PROVIDED UPON REQUEST]

EXHIBIT K-1

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the [Monthly Statement]	Servicer Master Servicer Securities Administrator
Any information required by 1121 which is NOT included on the [Monthly Statement]	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer
▪ Any other party contemplated by 1100(d)(1)	Depositor

Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.

Depositor

Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Securities Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Monthly Statement to Certificateholders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT K-2

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships

Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

EXHIBIT K-3

FORM 8-K DISCLOSURE INFORMATION

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

All parties
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer
▪ Other material servicers	Servicer
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	Depositor
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

Depositor Master Servicer Securities Administrator

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Securities Administrator Trustee Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Securities Administrator/Depositor/ Servicer/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Trustee

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

Depositor/Securities Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Securities Administrator Trustee

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

EXHIBIT L

FORM OF SERVICER CERTIFICATION

Re:

__________ (the “Trust”)

Mortgage Pass-Through Certificates, Series 2007-1

I, [identify the certifying individual], certify to ACE Securities Corp.  (the “Depositor”), HSBC Bank USA, National Association (the “Trustee”) and Wells Fargo Bank, National Association (the “Master Servicer”), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the Master Servicer pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2)

Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

(3)

Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Master Servicer;

(4)

I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer.  Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Capitalized terms used and not otherwise defined herein have the meanings assigned thereto in the Pooling and Servicing Agreement (the “Agreement”), dated as of June 1, 2007, among ACE Securities Corp., Wells Fargo Bank, N.A., HSBC Bank USA, National Association and Clayton Fixed Income Services Inc..

Date:

[Signature]

[Title]

EXHIBIT M

SERVICING CRITERIA

Schedule 1122 (Pooling and Servicing Agreement)

Assessments of Compliance and Attestation Reports Servicing Criteria1

Reg. AB Item 1122(d) Servicing Criteria	Depositor	Seller	Servicer	Trustee	Custodian	Paying Agent	Master Servicer	Securities Administrator
(1) General Servicing Considerations
(i) monitoring performance or other triggers and events of default			X				X	X
(ii) monitoring performance of vendors of activities outsourced			X				X
(iii) maintenance of back-up servicer for pool assets
(iv) fidelity bond and E&O policies in effect			X				X
(2) Cash Collection and Administration
(i) timing of deposits to custodial account			X			X	X	X
(ii) wire transfers to investors by authorized personnel			X			X		X
(iii) advances or guarantees made, reviewed and approved as required			X				X
(iv) accounts maintained as required			X			X		X
(v) accounts at federally insured depository institutions			X			X		X
(vi) unissued checks safeguarded			X
(vii) monthly reconciliations of accounts			X			X	X	X
(3) Investor Remittances and Reporting
(i) investor reports			X				X	X
(ii) remittances			X			X		X
(iii) proper posting of distributions			X			X		X
(iv) reconciliation of remittances and payment statements			X			X	X	X
(4) Pool Asset Administration
(i) maintenance of pool collateral			X		X
(ii) safeguarding of pool assets/documents			X		X
(iii) additions, removals and substitutions of pool assets			X
(iv) posting and allocation of pool asset payments to pool assets			X
(v) reconciliation of servicer records			X
(vi) modifications or other changes to terms of pool assets			X
(vii) loss mitigation and recovery actions			X
(viii)records regarding collection efforts			X
(ix) adjustments to variable interest rates on pool assets			X
(x) matters relating to funds held in trust for obligors			X
(xi) payments made on behalf of obligors (such as for taxes or insurance)			X
(xii) late payment penalties with respect to payments made on behalf of obligors			X
(xiii)records with respect to payments made on behalf of obligors			X
(xiv) recognition and recording of delinquencies, charge-offs and uncollectible accounts			X				X
(xv) maintenance of external credit enhancement or other support							X

1* The descriptions of the Item 1122(d) servicing criteria use key words and phrases and are not verbatim recitations of the servicing criteria.  Refer to Regulation AB, Item 1122 for a full description of servicing criteria.

EXHIBIT N

ADDITIONAL DISCLOSURE NOTIFICATION

**SEND VIA FAX TO [410-715-2380] AND VIA EMAIL TO cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE ADDRESSES IMMEDIATELY BELOW

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

ACE Securities Corp.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211
Fax: [____________]

Attn: Corporate Trust Services – DBALT 2007-1 – SEC REPORT PROCESSING

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [__] of the Pooling and Servicing Agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among ACE Securities Corp., as depositor, Wells Fargo, N.A., as master servicer and as securities administrator, HSBC Bank USA, National Association, as trustee, and Clayton Fixed Income Services Inc., as credit risk manager, the undersigned, as [_____________________] hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [______________], phone number [__________]; email address [_______________].

[NAME OF PARTY]

As [role]

By: ______________________________

Name:

Title:

EXHIBIT O

ERISA REPRESENTATION LETTER

____________, 200__

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention:

ACE Securities Corp., 2007-1

Re:

Deutsche Alt-A Securities Mortgage Loan Trust ,
Series 2007-1 Mortgage Pass-through Certificates, (the “Trust”)
Class A, M, CE, P Certificates (the “Certificates”)

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that:

(a) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include such plan’s or arrangement’s assets (a “Plan”), nor are we acquiring such certificates for, on behalf of or with the assets of, any such Plan (a “Benefit Plan Investor”), or

(b) if we are a Benefit Plan Investor in the case of ERISA-Restricted Certificates, either (X) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Securities Administrator that the purchase and holding of ERISA-Restricted Certificates will not cause a prohibited transactions under Section 406 of ERISA or Section 4975 of the Code or subject Depositor, the Seller, the Trustee, the Master Servicer or the Securities Administrator to any obligation in addition to those undertaken in this Agreement or (Y) if the  Certificates have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.

(c)  if we are a Benefit Plan Investor in the case of ERISA-Restricted Trust Certificates, prior to  the termination of the Floor Agreement and the Swap Agreements, the acquisition and holding of the ERISA-Restricted Trust Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, the statutory exemption for non-fiduciary service providers under Section 408(b)(17) of ERISA or some other applicable statutory or administrative exemption.

Very truly yours,

___________________________

Print Name of Transferee

By:_________________________
Authorized Officer

EXHIBIT P

FORM OF CERTIFICATE FLOOR AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT Q

 [RESERVED]

EXHIBIT R

FORM OF CERTIFICATE SWAP I AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT S

FORM OF CERTIFICATE SWAP II AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT T

FORM OF CLASS I-A-3B SWAP AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT U

FORM OF CLASS I-A-4A SWAP AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT V

FORM OF CLASS II-A-1 SWAP AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT W

FORM OF CLASS I-A-3C SWAP AGREEMENT

[PROVIDED UPON REQUEST]

SCHEDULE 1

LOAN SCHEDULE

[PROVIDED UPON REQUEST]

SCHEDULE 2

PREPAYMENT CHARGE SCHEDULE

[FILED BY PAPER]

SCHEDULE 3

TRUST PREPAYMENT CHARGE SCHEDULE

[FILED BY PAPER]

SCHEDULE 4

CERTIFICATE FLOOR AGREEMENT SCHEDULE

Floor Strike Rate (%):	4.50%
Floor Ceiling Rate (%):	4.30%

Distribution Date	Certificate Floor Notional Amount($)
October 25, 2007	1,955,417,067.00
November 25, 2007	1,927,875,945.00
December 25, 2007	1,896,718,497.00
January 25, 2008	1,862,033,550.00
February 25, 2008	1,823,931,340.00
March 25, 2008	1,782,542,219.00
April 25, 2008	1,738,025,628.00
May 25, 2008	1,690,595,979.00
June 25, 2008	1,640,573,030.00
July 25, 2008	1,588,987,366.00
August 25, 2008	1,536,537,229.00
September 25, 2008	1,484,073,948.00
October 25, 2008	1,432,361,755.00
November 25, 2008	1,381,405,305.00
December 25, 2008	1,331,229,768.00
January 25, 2009	1,282,088,515.00
February 25, 2009	1,233,978,034.00
March 25, 2009	1,186,905,539.00
April 25, 2009	1,140,871,130.00
May 25, 2009	1,095,896,557.00
June 25, 2009	1,052,155,065.00
July 25, 2009	1,009,818,427.00
August 25, 2009	969,019,383.50
September 25, 2009	929,867,342.60
October 25, 2009	892,295,861.00
November 25, 2009	856,241,174.50
December 25, 2009	821,642,087.30
January 25, 2010	788,439,874.50
February 25, 2010	756,578,179.60
March 25, 2010	726,002,914.80
April 25, 2010	696,662,176.10
May 25, 2010	668,499,720.30
June 25, 2010	641,350,207.50
July 25, 2010	615,244,317.90
August 25, 2010	590,265,916.90
September 25, 2010	566,342,148.20
October 25, 2010	543,411,047.90
November 25, 2010	521,407,698.70
December 25, 2010	500,294,586.20
January 25, 2011	480,035,712.50
February 25, 2011	460,596,535.50
March 25, 2011	441,943,636.90
April 25, 2011	424,045,504.70
May 25, 2011	406,871,615.20
June 25, 2011	390,392,708.80
July 25, 2011	374,580,650.80
August 25, 2011	359,408,473.50
September 25, 2011	344,850,298.60
October 25, 2011	330,881,250.50
November 25, 2011	317,477,548.00
December 25, 2011	304,616,325.50
January 25, 2012	292,275,641.40
February 25, 2012	280,426,816.80
March 25, 2012	269,063,692.80
April 25, 2012	258,151,983.80
May 25, 2012	247,600,219.80
June 25, 2012	237,182,903.40
July 25, 2012	226,407,977.30
August 25, 2012	215,981,492.30
September 25, 2012	206,455,293.00
October 25, 2012	197,787,114.60
November 25, 2012	189,484,138.50
December 25, 2012	181,530,030.70
January 25, 2013	173,910,116.80
February 25, 2013	166,610,337.70
March 25, 2013	159,617,227.60
April 25, 2013	152,917,887.30
May 25, 2013	146,499,961.80
June 25, 2013	140,351,615.90
July 25, 2013	134,461,512.40
August 25, 2013	128,818,793.50
September 25, 2013	123,413,054.80
October 25, 2013	118,234,335.20
November 25, 2013	113,273,088.40
December 25, 2013	108,520,173.00
January 25, 2014	103,966,830.50
February 25, 2014	99,604,671.59
March 25, 2014	95,425,661.59
April 25, 2014	91,422,100.90
May 25, 2014	87,584,785.59
June 25, 2014	83,905,698.05
July 25, 2014 and thereafter	0.00

SCHEDULE 5

CERTIFICATE SWAP AGREEMENT I SCHEDULE

Distribution Date	Certificate Swap I Notional Amount ($)
July 25, 2007	4,162,690.20
August 25, 2007	4,156,457.42
September 25, 2007	4,141,656.40
October 25, 2007	4,119,332.48
November 25, 2007	4,089,438.62
December 25, 2007	4,051,966.06
January 25, 2008	4,006,945.74
February 25, 2008	3,954,449.45
March 25, 2008	3,894,590.67
April 25, 2008	3,827,525.25
May 25, 2008	3,753,451.42
June 25, 2008	3,672,609.72
July 25, 2008	3,585,282.39
August 25, 2008	3,500,029.65
September 25, 2008	3,416,802.35
October 25, 2008	3,335,552.29
November 25, 2008	3,256,232.55
December 25, 2008	3,178,797.28
January 25, 2009	3,103,201.76
February 25, 2009	3,029,402.30
March 25, 2009	2,957,356.51
April 25, 2009	2,887,022.49
May 25, 2009	2,818,359.62
June 25, 2009	2,751,328.20
July 25, 2009	2,685,889.51
August 25, 2009	2,622,005.72
September 25, 2009	2,559,639.94
October 25, 2009	2,498,756.11
November 25, 2009	2,439,319.04
December 25, 2009	2,381,294.36
January 25, 2010	2,324,648.55
February 25, 2010	2,269,348.86
March 25, 2010	2,215,363.31
April 25, 2010	2,162,660.71
May 25, 2010	2,111,211.04
June 25, 2010	2,060,984.49
July 25, 2010	2,011,943.29
August 25, 2010	1,964,069.95
September 25, 2010	1,917,335.23
October 25, 2010	1,871,711.32
November 25, 2010	1,827,171.90
December 25, 2010	1,783,691.17
January 25, 2011	1,741,243.99
February 25, 2011	1,699,805.81
March 25, 2011	1,659,356.53
April 25, 2011	1,619,868.71
May 25, 2011	1,581,319.57
June 25, 2011	1,543,686.96
July 25, 2011	1,506,949.60
August 25, 2011	1,471,085.92
September 25, 2011	1,436,074.87
October 25, 2011	1,401,896.08
November 25, 2011	1,368,529.79
December 25, 2011	1,335,956.71
January 25, 2012	1,304,157.99
February 25, 2012	1,273,115.38
March 25, 2012	1,242,811.57
April 25, 2012	1,213,222.34
May 25, 2012	1,184,324.40
June 25, 2012	1,156,083.19
July 25, 2012	1,128,496.54
August 25, 2012	1,055,653.39
September 25, 2012	987,512.51
October 25, 2012	923,768.86
November 25, 2012	864,138.74
December 25, 2012	808,356.75
January 25, 2013	756,174.60
February 25, 2013	729,371.72
March 25, 2013	703,518.02
April 25, 2013	678,579.91
May 25, 2013	654,525.00
June 25, 2013	631,322.36
July 25, 2013	608,941.89
August 25, 2013	587,354.14
September 25, 2013	566,530.97
October 25, 2013	546,445.33
November 25, 2013	527,071.11
December 25, 2013	508,383.78
January 25, 2014	490,358.31
February 25, 2014	472,971.27
March 25, 2014	456,200.13
April 25, 2014	440,023.10
May 25, 2014	424,419.15
June 25, 2014	409,368.24
July 25, 2014	394,850.74
August 25, 2014	380,847.55
September 25, 2014	367,340.42
October 25, 2014	354,311.80
November 25, 2014	341,744.74
December 25, 2014	329,622.91
January 25, 2015	317,930.55
February 25, 2015	306,652.44
March 25, 2015	295,773.95
April 25, 2015	285,280.93
May 25, 2015	275,159.72
June 25, 2015	265,397.24
July 25, 2015	255,980.79
August 25, 2015	246,898.06
September 25, 2015	238,137.22
October 25, 2015	229,686.87
November 25, 2015	221,536.02
December 25, 2015	213,674.06
January 25, 2016	206,090.77
February 25, 2016	198,776.25
March 25, 2016	191,721.04
April 25, 2016	184,915.94
May 25, 2016	178,352.10
June 25, 2016	172,021.05
July 25, 2016	165,914.57
August 25, 2016	160,024.60
September 25, 2016	154,343.45
October 25, 2016	148,863.74
November 25, 2016	143,578.31
December 25, 2016	138,480.29
January 25, 2017	133,562.65
February 25, 2017	128,819.39
March 25, 2017	124,243.87
April 25, 2017	119,828.62
May 25, 2017	115,554.70
June 25, 2017	111,366.67
July 25, 2017	107,304.01
August 25, 2017	103,370.39
September 25, 2017	99,566.58
October 25, 2017	95,901.31
November 25, 2017 and thereafter	0.00

SCHEDULE 6

CERTIFICATE SWAP AGREEMENT II SCHEDULE

Distribution Date	Certificate Swap II Notional Amount ($)
July 25, 2007	3,897,742.18
August 25, 2007	3,891,766.95
September 25, 2007	3,879,968.04
October 25, 2007	3,863,172.41
November 25, 2007	3,841,366.22
December 25, 2007	3,814,554.20
January 25, 2008	3,782,760.05
February 25, 2008	3,746,026.81
March 25, 2008	3,704,417.04
April 25, 2008	3,658,013.02
May 25, 2008	3,606,916.64
June 25, 2008	3,556,522.32
July 25, 2008	3,506,820.49
August 25, 2008	3,457,801.74
September 25, 2008	3,409,456.76
October 25, 2008	3,361,776.37
November 25, 2008	3,314,751.52
December 25, 2008	3,268,373.28
January 25, 2009	3,222,632.85
February 25, 2009	3,177,521.53
March 25, 2009	3,133,030.76
April 25, 2009	3,089,152.09
May 25, 2009	3,045,877.16
June 25, 2009	3,003,197.76
July 25, 2009	2,961,105.77
August 25, 2009	2,919,593.19
September 25, 2009	2,878,652.11
October 25, 2009	2,838,274.75
November 25, 2009	2,798,453.42
December 25, 2009	2,759,180.54
January 25, 2010	2,720,448.65
February 25, 2010	2,682,250.35
March 25, 2010	2,644,578.37
April 25, 2010	2,607,425.54
May 25, 2010	2,570,784.78
June 25, 2010	2,534,649.10
July 25, 2010	2,499,011.61
August 25, 2010	2,463,865.52
September 25, 2010	2,429,204.12
October 25, 2010	2,395,020.80
November 25, 2010	2,361,309.04
December 25, 2010	2,328,062.40
January 25, 2011	2,295,274.53
February 25, 2011	2,262,939.18
March 25, 2011	2,231,050.16
April 25, 2011	2,199,601.39
May 25, 2011	2,168,586.85
June 25, 2011	2,138,000.62
July 25, 2011	2,107,836.85
August 25, 2011	2,078,089.76
September 25, 2011	2,048,753.67
October 25, 2011	2,019,822.39
November 25, 2011	1,991,290.97
December 25, 2011	1,963,153.94
January 25, 2012	1,935,405.92
February 25, 2012	1,908,041.60
March 25, 2012	1,881,055.73
April 25, 2012	1,854,443.14
May 25, 2012	1,828,198.51
June 25, 2012	1,802,317.02
July 25, 2012	1,776,793.72
August 25, 2012	1,751,623.71
September 25, 2012	1,726,802.17
October 25, 2012	1,702,324.32
November 25, 2012	1,678,185.47
December 25, 2012	1,654,380.98
January 25, 2013	1,630,906.27
February 25, 2013	1,607,756.85
March 25, 2013	1,584,928.25
April 25, 2013	1,562,416.09
May 25, 2013	1,540,216.04
June 25, 2013	1,518,323.82
July 25, 2013	1,496,735.23
August 25, 2013	1,475,446.12
September 25, 2013	1,454,452.37
October 25, 2013	1,433,749.95
November 25, 2013	1,413,334.87
December 25, 2013	1,393,203.19
January 25, 2014	1,373,351.04
February 25, 2014	1,353,774.58
March 25, 2014	1,334,470.05
April 25, 2014	1,315,433.70
May 25, 2014	1,296,661.88
June 25, 2014	1,278,150.96
July 25, 2014	1,259,897.36
August 25, 2014	1,241,897.55
September 25, 2014	1,224,148.06
October 25, 2014	1,206,645.46
November 25, 2014	1,189,386.36
December 25, 2014	1,172,367.43
January 25, 2015	1,155,585.36
February 25, 2015	1,139,036.92
March 25, 2015	1,122,718.89
April 25, 2015	1,106,628.13
May 25, 2015	1,090,761.50
June 25, 2015	1,075,115.94
July 25, 2015	1,059,688.42
August 25, 2015	1,044,475.93
September 25, 2015	1,029,475.53
October 25, 2015	1,014,684.31
November 25, 2015	1,000,099.40
December 25, 2015	985,717.96
January 25, 2016	971,537.21
February 25, 2016	957,554.38
March 25, 2016	943,766.75
April 25, 2016	930,171.65
May 25, 2016	916,766.43
June 25, 2016	903,548.48
July 25, 2016	890,515.23
August 25, 2016	877,663.18
September 25, 2016	864,989.86
October 25, 2016	852,491.28
November 25, 2016	840,166.77
December 25, 2016	828,013.35
January 25, 2017	816,015.15
February 25, 2017	804,184.48
March 25, 2017	792,492.68
April 25, 2017	780,955.39
May 25, 2017	769,029.77
June 25, 2017	757,240.28
July 25, 2017	745,617.15
August 25, 2017	734,156.79
September 25, 2017	722,757.66
October 25, 2017	711,523.71
November 25, 2017 and thereafter	0.00